Exhibit 11 under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and to the use of our report dated December 12, 1997, in Post-Effective Amendment Number 29 to the Registration Statement (Form N-1A No. 2-275756) and the related Prospectus of Federated Stock Trust dated December 31, 1997.



By: ERNST & YOUNG
    Ernst & Young
    Pittsburgh, Pennsylvania
    December 22, 1997